SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


                     Date of Report: December 31, 1998


                             Zitel Corporation
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           (Exact name of registrant as specified in its charter)


California                      0-12194                        94-256613
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State of incorporation        (Commission                   (IRS Employer
of organization               File Number)                  Identification No.)


              47211 Bayside Parkway, Fremont, California 94538
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(Address of principal executive offices)                     Zip Code

Registrant's telephone number including ar(510) 440-9600
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                                    N/A
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       (Former name or former address, if changed since last report)



Item 5 - Other Events:

On October 5, 1998, Zitel Corporation (the "Company"), Millennium Holding Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Holdco"), Millennium Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Holdco, Zenith Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Holdco, and MatriDigm Corporation, a California corporation ("MatriDigm"), entered into an Agreement and Plan of Reorganization and Merger (the "Merger Agreement").

On December 16, 1998, the parties to the Merger Agreement mutually agreed to terminate the Merger Agreement. The termination and release agreement (the "Termination and Release Agreement") is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The press release issued by the Company on December 21, 1998 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. - Financial Statements and Exhibits

(c) The following exhibits are filed with this report:

2.1   Termination and Release Agreement.
99.1  Press Release.


                             SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ZITEL CORPORATION
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                                             (Registrant)


Date:     December 31, 1998             /s/ Jack H. King
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                                            Jack H. King
                                            Chief Executive Officer



                            EXHIBIT INDEX


Exhibit No. Description

2.1*        Termination and Release Agreement

99.1*       Press Release


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*Filed herewith.